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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
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                                   FORM 8-K
                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT: AUGUST 7, 2000
                      (Date of earliest event reported)

                       THE IMMUNE RESPONSE CORPORATION
            (Exact name of registrant as specified in its charter)

DELAWARE                          0-18006               33-0255679
   (State or other jurisdiction          (Commission             (IRS Employer
  of incorporation)                     File Number)       Identification No.)

                 5935 DARWIN COURT, CARLSBAD, CALIFORNIA 92008
              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (760) 431-7080


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

       EXHIBITS

       1.1 Underwriting Agreement, dated August 7, 2000 among The Immune Response Corporation and First Security Van Kasper, Inc. and Gruntal & Co. LLC.


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: August 8, 2000

                          THE IMMUNE RESPONSE CORPORATION

                          By /s/ Howard Sampson
                             ----------------------------
                                       Howard Sampson
                                       Vice President, Finance,
                                       Chief Financial Officer, and Treasurer


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                                EXHIBIT INDEX


Exhibit                          Description
-------                          -----------


1.1 Underwriting Agreement, dated August 7, 2000 among The Immune Response Corporation and First Security Van Kasper, Inc. and Gruntal & Co. LLC.


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